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[FARMERS LIFE INSURANCE LOGO]



                               FARMERS NEW WORLD LIFE INSURANCE COMPANY(R)

                               Home Office: 3003 77th Avenue S.E.
                                            Mercer Island, Washington 98040
                                            (206) 232-8400

                               Variable Policy Service Office: PO Box 724208
                                                               Atlanta, GA 31139
                                                               (877) 376-8008


August 27, 2007

Dear Farmers Client:

We at Farmers are pleased to continue with our customized process for producing and distributing annual and semiannual reports to our Farmers Variable Life and Variable Annuity customers. In the past, you have received a large booklet containing the reports for all of the underlying portfolios available to your policy or contract. Beginning with our annual reports last February, you now receive customized booklets for only the reports of those underlying portfolios which correspond to your actual subaccount allocation at the time of the mailing. These booklets are provided to you as of year-end for the annual report mailing and as of June 30 for the semiannual report mailing. We believe that this customized approach is more cost effective, and we hope that you enjoy receiving only those reports that are applicable to your investment.

Your customized semiannual report is enclosed.* The report provides an update on the relevant portfolios' performance as of June 30, 2007. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.

We appreciate and value your business, and look forward to serving you in the future.



Sincerely,

/s/ Harris Mortensen

Harris Mortensen
Director of Annuities and
  Variable Products

*If you allocated policy or contract value to portfolios of the Principal Variable Contracts Fund, Inc., you will note that your customized booklet contains information regarding some portfolios that are not available to your policy or contract. In order to further minimize cost, we have removed the Schedules of Investments for these portfolios. These deletions account for the omission of certain page numbers throughout the booklet.

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1,
                Agoura Hills, CA 91301-2054 / (818) 584-0200


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The following documents are referenced in this letter to contract owners and are hereby incorporated by reference:

Document 1.  The Semiannual Report of Calvert Variable Series, Inc. dated
             June 30, 2007, that was filed with the Securities and Exchange Commission on September 5, 2007 (File No. 811-03591).

Document 2.  The Semiannual Report of Dreyfus Variable Investment Fund dated
             June 30, 2007, that was filed with the Securities and Exchange Commission on August 16, 2007 (File No. 811-05125).

Document 3.  The Semiannual Report of Dreyfus Socially Responsible Growth
             Fund, Inc. dated June 30, 2007, that was filed with the Securities and Exchange Commission on August 14, 2007 (File No. 811-07044).

Document 4.  The Semiannual Report of DWS Variable Series I dated June 30,
             2007, that was filed with the Securities and Exchange Commission on August 22, 2007 (File No. 811-04257).

Document 5.  The Semiannual Report of DWS Variable Series II dated June 30,
             2007, that was filed with the Securities and Exchange Commission on August 23, 2007 (File No. 811-05002).

Document 6.  The Semiannual Report of DWS Investment VIT Funds dated June 30,
             2007, that was filed with the Securities and Exchange Commission on August 17, 2007 (File No. 811-07507).

Document 7.  The Semiannual Report of Fidelity Variable Insurance Products
             Funds dated June 30, 2007, that was filed with the Securities and Exchange Commission on August 29, 2007 (File No. 811-05511).

Document 8.  The Semiannual Report of Franklin Templeton Variable Insurance
             Products Trust dated June 30, 2007, that was filed with the Securities and Exchange Commission on August 27, 2007 (File No. 811-05583).

Document 9.  The Semiannual Report of Goldman Sachs Variable Insurance Trust
             dated June 30, 2007, that was filed with the Securities and Exchange Commission on August 30, 2007 (File No. 811-08361).

Document 10. The Semiannual Report of Janus Aspen Series dated June 30,
             2007, that was filed with the Securities and Exchange Commission on August 23, 2007 (File No. 811-07736).

Document 11. The Semiannual Report of PIMCO Variable Insurance Trust dated
             June 30, 2007, that was filed with the Securities and Exchange Commission on September 4, 2007 (File No. 811-08399).

Document 12. The Semiannual Report of Principal Variable Contracts Fund Inc.
             dated June 30, 2007, that was filed with the Securities and Exchange Commission on August 31, 2007 (File No. 811-01944).


Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1,
                Agoura Hills, CA 91301-2054 / (818) 584-0200